UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): July 1, 2021

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 342-8281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 2.01Completion of Acquisition or Disposition of Assets

Effective July 1, 2021, Fidelity D & D Bancorp, Inc. (“Fidelity”) completed its previously-announced acquisition of Landmark Bancorp, Inc. (“Landmark”) pursuant to the Agreement and Plan of Reorganization, dated as of February 25, 2021, by and among Fidelity, NEPA Acquisition Subsidiary, LLC (“Acquisition Subsidiary”), The Fidelity Deposit and Discount Bank (“Fidelity Bank”), Landmark and Landmark Community Bank (the “Reorganization Agreement”). At the effective time of the acquisition, Landmark merged with and into Acquisition Subsidiary with Acquisition Subsidiary surviving the merger. In addition, immediately thereafter, Landmark Community Bank, a Pennsylvania state-chartered bank and Landmark’s wholly-owned subsidiary, merged with and into Fidelity Bank, a Pennsylvania state-chartered bank and trust company and Fidelity’s wholly-owned subsidiary, with Fidelity Bank as the surviving bank.

On July 1, 2021, Fidelity filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) to report the completion of the acquisition and related matters. The purpose of filing this is to amend the Form 8-K filed on July 1, 2021 to include the information required by Item 9.01(a) and (b).

ITEM 9.01Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The restated audited consolidated financial statements of Landmark as of and for the years ended December 31, 2020 and 2019, and the accompanying notes thereto, and the related Independent Auditors’ Report are attached hereto as Exhibit 99.1.

The unaudited consolidated financial statements of Landmark as of and for the periods ended March 31, 2021 and December 31, 2020, and the accompanying notes thereto, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of Fidelity and Landmark as of and for the three months ended March 31, 2021 and the year ended December 31, 2020 are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Baker Tilly US, LLP.

99.1

The restated audited consolidated financial statements of Landmark as of and for the years ended December 31, 2020 and 2019, and the accompanying notes thereto, and the related Independent Auditors’ Report.

99.2	The unaudited consolidated financial statements of Landmark as of and for the periods ended March 31, 2021 and December 31, 2020, and the accompanying notes thereto.

99.3

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of Fidelity and Landmark as of and for the three months ended March 31, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC
(Registrant)

Dated: September 17, 2021	/s/ Salvatore R. DeFrancesco, Jr._________
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer